UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2008

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESENTATION MATERIALS

Item 7.01.	Regulation FD Disclosure.
     On December 2, 2008 PHH Corporation (“PHH”, the “Company”, “we” or “us”) made a presentation to investors at the Friedman, Billings, Ramsey & Co. Fall Investor Conference at the Grand Hyatt Hotel in New York City. A copy of the slide presentation that accompanied the presentation to such investors was made available on the Investor Relations page of PHH’s website at www.phh.com prior to the presentation and is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).
     The information disclosed in this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, (the “Securities Act”) except as expressly set forth in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
99.1	Presentation Materials.*

*	Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall the exhibits be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.
Forward-Looking Statements
     The exhibits to this Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.
     You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the SEC under the Exchange Act and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/ Sandra Bell
	Name:	Sandra Bell
	Title:	Executive Vice President and Chief Financial Officer

Dated: December 2, 2008